     Exhibit 31.2

(Rule 13a-14a Certification (Chief Financial Officer)

I, Thomas McNeill, certify that:

1.

I have reviewed this quarterly report on Form 10-Q of Dinewise, Inc. (“DWIS”);

2.   Based on my knowledge, this  report does not contain any untrue statement of a material fact or                                                                                                                                       omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this  report;

3.  Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of DWIS as of, and for, the periods presented in this  report;

4.  DWIS’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for DWIS and have:

a) Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to DWIS, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this  report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of DWIS’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any changes in DWIS’s internal control over financial reporting that occurred during DWIS’s  most recent fiscal quarter (DWIS’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, DWIS’s internal control over the financial reporting; and

5.   DWIS’s other certifying officer and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to DWIS’s auditors and the audit committee of DWIS’s board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect DWIS’s ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in DWIS’s internal control over financial reporting.

By:	/s/ Thomas McNeill
Thomas McNeill Chief Financial Officer

Date:  May 14, 2008